EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

           We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 relating to the financial statements of ANB Corporation appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.

                                                          /s/ OLIVE LLP
                                                          -------------------
                                                          Olive LLP

Indianapolis, Indiana,
August 25, 2000